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                                   SCHEDULE A

Effective as of April 1, 2000.


Name of Separate Account
and Date Established by      Contracts Funded by
Board of Directors            Separate Account       Designated Portfolios
--------------------------------------------------------------------------------
 Pruco Life of New Jersey    Discovery Select     MFS Variable Insurance Trust
                                                  ----------------------------
 Flexible Premium            Annuity Contract     - MFS Emerging Growth Series
 Variable Annuity Account                         - MFS Research Series
 est. May 20, 1996


 Pruco Life of New Jersey    Discovery Choice     MFS Variable Insurance Trust
                                                  ----------------------------
 Flexible Premium            Annuity Contract     - MFS Emerging Growth Series
 Variable Annuity Account                         - MFS Research Series
 est. May 20, 1996



 Pruco Life of New Jersey    Pruselect III        MFS Variable Insurance Trust
                             Variable             ----------------------------
 Variable Appreciable        Universal Life       - MFS Emerging Growth Series
 Account                     Policy
 est. May 20,1989                                 - MFS Research Series

 Pruco Life of New Jersey    Survivorship         MFS Variable Insurance Trust
                             Variable             ----------------------------
 Variable Appreciable        Universal Life       - MFS Emerging Growth Series
 Account                     Policy
 est. May 20,1989                                 - MFS Research Series
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    IN WITNESS WHEREOF, the undersigned parties hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 2nd day of July, 1996. The Amendment shall take effect on April 1, 2000.

COMPANY:                                      PRUCO LIFE INSURANCE COMPANY
                                    OF NEW JERSEY
                                    By its authorized officer,

                                    By:  /s/______________________

                                    Title: _______________________

                                    Date: ________________________


FUND:                               MFS(R) VARIABLE INSURANCE TRUSTSM
                                    By its authorized officer,

                                    By:  /s/ _____________________

                                    Date: ________________________


UNDERWRITER:                        MFS FUND DISTRIBUTORS, INC.
                                    By its authorized officer,

                                    By:  /s/ _____________________

                                    Date: ________________________